Exhibit 99.1

Execution Version

AMENDMENT NO. 3 CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 30th day of November, 2020, by and among MANNKIND CORPORATION, a Delaware corporation (“MannKind”), as a Borrower, MANNKIND LLC, a Delaware limited liability company (“MannKind LLC”), as a Borrower, MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of August 6, 2019 (as amended by that certain Amendment No. 1 to Credit and Security Agreement, dated as of December 18, 2019, that certain Amendment No. 2 to Credit and Security Agreement, dated as of August 21, 2020 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B. Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, the Credit Agreement and the other Financing Documents, to among other things (a) amend the financial covenants set forth in Article 9 of the Credit Agreement, (b) to amend certain provisions of Credit Facility Schedules for Credit Facility #2 and Credit Facility #3, including the Commitment Termination Dates and certain Applicable Funding Conditions #3, (c) to extend the Amortization Start Date on the Amortization Schedule, and (d) amend certain other provisions of the Existing Credit Agreement in relation to the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Amendment to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a) The second sentence of Section 2.3(a) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“For any Credit Extension requested under a Credit Facility (other than a Credit Extension on the Closing Date and any Credit Extension in respect of Credit Facility #2), Agent must receive the completed Credit Extension Form by 12:00 noon (New York time) ten (10) Business Days prior to the date the Credit Extension is to be funded (other than a Credit Extension on the Closing Date and any Credit Extension in respect of Credit Facility #2).”

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(b) Section 9.1 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“9.1 Minimum Afrezza Net Revenue. Borrower shall not permit Afrezza Net Revenue for the twelve month period immediately preceding (and ending on) each Testing Date to be less than the minimum amount set forth opposite such Testing Date on the Minimum Afrezza Net Revenue Schedule. A breach of a financial covenant contained in this Section 9.1 shall be deemed to have occurred as of any date of determination by Agent or as of the applicable Testing Date, regardless of when the financial statements reflecting such breach are delivered to Agent.”

(c) Section 9.2 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“9.2 Minimum Cash. Borrower shall not permit Borrower Unrestricted Cash to be less than Thirty Million Dollars ($30,000,000) at any time.”

(d) The following shall be added as a new Section 9.4 to the Existing Credit Agreement:

“9.4 Tre-T Marketing. At all times following any funding of the Credit Extensions under Credit Facility #3, Borrower shall ensure that United Therapeutics, or another pharmaceutical company reasonably acceptable to Agent, shall be actively marketing and, (after the first commercial sale) generating revenue from commercial sales of, Treprostinil Technosphere for its approved indication(s) in the United States.”

(e) Section 15 of the Existing Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order therein:

““Third Amendment” means that certain Amendment No. 3 to Credit and Security Agreement, dated as of November 30, 2020, by and among the Borrower, the Lenders, and Agent.”

““Third Amendment Effective Date” means November 30, 2020.”

(f) The “Applicable Prepayment Fee” section in Credit Facility #1 Schedule in the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Applicable Prepayment Fee: means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made: (a) for an Accrual Date on or after the Closing Date through and including June 30, 2021, two percent (2.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater), (b) for an Accrual Date on or after July 1, 2021 through and including June 30, 2022, four percent (4.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (c) for an Accrual Date

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on or after July 1, 2022 through and including June 30, 2023, three percent (3.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (d) for an Accrual Date after June 30, 2023 through and including the date immediately preceding the Maturity Date, two percent (2.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).”

(g) The Credit Facility #2 Schedule to the Existing Credit Agreement hereby deleted and replaced in its entirety with the Credit Facility #2 Schedule attached hereto as Exhibit 1.

(h) The Credit Facility #3 Schedule to the Existing Credit Agreement hereby deleted and replaced in its entirety with the Credit Facility #3 Schedule attached hereto as Exhibit 2.

(i) The Amortization Schedule (For Each Credit Facility) attached to the Exiting Credit Agreement is hereby deleted and replaced in its entirety with the Amortization Schedule (For Each Credit Facility) attached hereto as Exhibit 3.

(j) The Minimum Afrezza Net Revenue Covenant attached to the Existing Credit Agreement is hereby deleted and replaced in its entirety with the Minimum Afrezza Net Revenue Covenant attached hereto as Exhibit 4.

(k) The Existing Credit Agreement hereby amended by deleting the Tranche 3 Afrezza Net Revenue Schedule in its entirety.

3. Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a) Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from Borrower, Agent and the Lenders;

(b) all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c) prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents;

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(d) Agent shall have received an irrevocable Credit Extension Request Form in respect of the Credit Extensions to be made under Credit Facility #2; and

(e) Agent shall have received such other documents, information, certificates, and information as Agent may reasonably request in connection with this Agreement.

5. Post-Closing Covenants. By the date that is thirty (30) days following the Third Amendment Effective Date (or such later date as Agent may agree in writing) Borrower shall deliver to Agent evidence of the termination of any Liens (other than Permitted Liens) recorded against the assets of any Credit Party. Borrower hereby agrees that failure to comply with the requirements set forth in this Section 5 shall constitute an immediate and automatic Event of Default.

6. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the First Amendment Effective Date. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

7. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of (a) any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. Except as expressly provided herein, nothing in this Agreement shall be construed as an amendment to or waiver of any condition precedent to any funding of Credit Extensions by the Lenders under the Credit Agreement, including those conditions set forth in Section 3.2 of the Credit Agreement. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

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8. Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

9. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b) GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c) WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d) Incorporation of Credit Agreement Provisions. The provisions contained in Article 12 (Choice of law; venue and jury trial waiver; California waivers) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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(g) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / MannKind / Amendment No. 3

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MidCap / MannKind / Amendment No. 3

LENDERS:	ELM 2020-3 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O Dea
	Name:	John O Dea/Director
	Title:	Authorized Signatory

LENDERS:	ELM 2020-4 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O Dea
	Name:	John O Dea/Director
	Title:	Authorized Signatory

MidCap / MannKind / Amendment No. 3

LENDERS:	APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

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BORROWER:	MANNKIND CORPORATION

By:	/s/ David Thomson

Name:	David Thomson
Title:	General Counsel

MANNKIND LLC

By:	/s/ David Thomson

Name:	David Thomson
Title:	Vice President

MidCap / MannKind / Amendment No. 3

EXHIBIT 1

Credit Facility #2:

Credit Facility and Type: Term, Tranche 2

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
Midcap Financial Trust	$6,533,333.33
Apollo Investment Corporation	$3,466,666.67
Total:	Ten Million Dollars ($10,000,000)

The following defined terms apply to this Credit Facility:

Applicable Funding Conditions: N/A

Applicable Interest Period: means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor: means two percent (2.00%) per annum for the Applicable Libor Rate.

Applicable Margin: a rate of interest equal to six and three quarters percent (6.75%) per annum.

Applicable Prepayment Fee: means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made: (a) for an Accrual Date on or after the Closing Date through and including June 30, 2022, four percent (4.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date on or after July 1, 2022 through and including June 30, 2023, three percent (3.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (c) for an Accrual Date after June 30, 2023 through and including the date immediately preceding the Maturity Date, two percent (2.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Commitment Commencement Date: The Third Amendment Effective Date.

Commitment Termination Date: December 4, 2020.

Minimum Credit Extension Amount: $10,000,000.00

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EXHIBIT 2

Credit Facility #3:

Credit Facility and Type:    Term, Tranche 3

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
Midcap Financial Trust	$16,333,333.34
Apollo Investment Corporation	$8,666,666.66
Total:	Twenty Five Million Dollars ($25,000,000)

The following defined terms apply to this Credit Facility:

Applicable Funding Conditions: means the following:

(a) Agent has received evidence satisfactory to it (in its discretion) that the Food and Drug Administration of the United States of America has approved United Therapeutics’ NDA in respect of Treprostinil Technosphere for the treatment of Pulmonary Arterial Hypertension; and

(b) Immediately prior to and after giving effect to the funding of the Credit Extension under this Credit Facility #3, Borrower is not in breach or violation (nor has United Therapeutics asserted any such breach or violation by Borrower) of the United Therapeutics License Agreement and United Therapeutics shall not have delivered any termination notice pursuant to Section 12.3 of the United Therapeutics License.

Applicable Interest Period: means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor: means two percent (2.00%) per annum for the Applicable Libor Rate.

Applicable Margin: a rate of interest equal to six and three quarters percent (6.75%) per annum.

Applicable Prepayment Fee: means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made: (a) for an Accrual Date on or after the Closing Date through and including June 30, 2022, four percent (4.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date on or after July 1, 2022 through and including June 30, 2023, three percent (3.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (c) for an Accrual Date after June 30, 2023 through and including the date immediately preceding the Maturity Date, two percent (2.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Commitment Commencement Date: The later to occur of (a) the satisfaction of the Applicable Funding Conditions for this Credit Facility and (b) September 30, 2021.

Commitment Termination Date: the earliest to occur of (a) March 31, 2022, and (b) the delivery of a written notice by Agent to Borrower terminating the Applicable Commitments following an Event of Default that has not been waived or cured at the time such notice is delivered.

Minimum Credit Extension Amount: $25,000,000.00

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EXHIBIT 3

AMORTIZATION SCHEDULE (FOR EACH CREDIT FACILITY)

Credit Facility #1

Commencing on the first day of September 1, 2022 (the “Amortization Start Date”) and continuing on the first day of each calendar month thereafter, an amount equal to the aggregate principal amount advanced under Credit Facility #1 divided by twenty-four (24).

Credit Facility #2:

Commencing on the first day of the Amortization Start Date and continuing on the first day of each calendar month thereafter, an amount equal to the aggregate principal amount advanced under Credit Facility #2 divided by twenty-four (24).

Credit Facility #3:

Commencing on the first day of the Amortization Start Date and continuing on the first day of each calendar month thereafter, an amount equal to the aggregate principal amount advanced under Credit Facility #2 divided by twenty-four (24).

Notwithstanding anything to the contrary contained in the foregoing, the entire remaining outstanding principal balance under all Credit Extensions shall mature and be due and payable upon the Maturity Date.

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EXHIBIT 4

MINIMUM AFREZZA NET REVENUE SCHEDULE

Testing Date	Minimum Afrezza Net Revenue Amount
July 31, 2019	$21,000,000
August 31, 2019	$21,500,000
September 30, 2019	$22,500,000
October 31, 2019	$24,000,000
November 30, 2019	$23,254,000
December 31, 2019	$23,254,000
January 31, 2020	$23,994,000
February 29, 2020	$24,734,000
March 31, 2020	$25,474,000
April 30, 2020	$26,290,000
May 31, 2020	$27,106,000
June 30, 2020	$27,922,000
July 31, 2020	$29,011,333
August 31, 2020	$30,100,667
September 30, 2020	$31,190,000
October 31, 2020	$27,000,000
November 30, 2020	$28,000,000
December 31, 2020	$28,000,000
January 31, 2021	$28,000,000
February 28, 2021	$28,000,000
March 31, 2021	$28,000,000
April 30, 2021	$29,330,000
May 31, 2021	$29,670,000
June 30, 2021	$30,000,000
July 31, 2021	$30,500,000
August 31, 2021	$31,000,000
September 30, 2021	$31,500,000
October 31, 2021	$32,220,000
November 30, 2021	$32,930,000
December 31, 2021	$33,650,000
January 31, 2022	$33,930,000
February 28, 2022	$34,220,000
March 31, 2022	$34,500,000
April 30, 2022	$34,670,000
May 31, 2022	$34,830,000
June 30, 2022	$35,000,000
July 31, 2022	$35,330,000

MidCap / MannKind / Amendment No. 3

August 31, 2022	$35,670,000
September 30, 2022	$36,000,000
October 31, 2022	$36,330,000
November 30, 2022	$36,670,000
December 31, 2022	$37,000,000
January 31, 2023	$37,310,000
February 28, 2023	$37,620,000
March 31, 2023	$37,930,000
April 30, 2023	$38,230,000
May 31, 2023	$38,540,000
June 30, 2023	$38,850,000
July 31, 2023	$39,160,000
August 31, 2023	$39,470,000
September 30, 2023	$39,780,000
October 31, 2023	$40,080,000
November 30, 2023	$40,390,000
December 31, 2023	$40,700,000
January 31, 2024	$41,040,000
February 29, 2024	$41,380,000
March 31, 2024	$41,730,000
April 30, 2024	$42,070,000
May 31, 2024	$42,420,000
June 30, 2024	$42,780,000

MidCap / MannKind / Amendment No. 3